UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) January 24, 2003
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                              Associated Banc-Corp
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             (Exact name of registrant as specified in its chapter)

    Wisconsin                                              39-1098068
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 (State or other jurisdiction of (Commission  (IRS Employer Identification No.)
        incorporation)           File Number)

                  1200 Hansen Road, Green Bay, Wisconsin 54304
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              (Address of principal executive offices) (Zip code)

                                  920-491-7000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Item 5. Other Events.

The Board of Directors of Associated Banc-Corp elected Robert C. Gallagher Chairman of the Board on Wednesday, January 22, 2003, at its regularly scheduled quarterly meeting. Mr. Gallagher will continue to serve as President and Chief Executive Officer. Outgoing Chairman Harry B. Conlon, who had served as Chairman of the Board for 15 years, will remain on the Board of Directors.

The Board of Directors also accepted the retirement of Director Robert P. Konopacky, 78, from the Board effective January 22, 2003, in keeping with the age requirements set forth in the Bylaws of the Company. Mr. Konopacky served as a director of Associated Banc-Corp and First Financial Corporation, a thrift holding company that merged with Associated Banc-Corp in 1997, for 29 years.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Associated Banc-Corp
                              (Registrant)


Date:  January 24, 2003       /s/ Robert C. Gallagher
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                              Robert C. Gallagher
                              Chairman of the Board and Chief Executive Officer



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